SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
January 6, 2003


REED'S, INC.
(Exact name of registrant as specified in its charter)

 Delaware        333-72198        95-4348325
(State of       (Commission   (I.R.S. Employer
 incorporation)  File Number)  Identification No.)


 13000 South Spring Street, Los Angeles, CA 90061
    (Address of principal executive offices)


Registrant's telephone number, including area code:
                   (310) 217-9400


                    Not Applicable
(Former name or former address, if changed since last report)

Item 4. Change In Registrant's Certifying
Accountant.

Effective January 6, 2003, Sprayberry Barnes Marietta
& Luttrell, Certified Public Accountants
("Sprayberry ") resigned as the independent auditor and certifying accountant of Reed's, Inc. (the "Company"). This resignation occurred solely as a result of the partners of Sprayberry Barnes Marietta & Luttrell joining the certified public accounting firm of Mayer
Hoffman McCann, P.C. ("Mayer Hoffman McCann").
According to information provided to the Company by Sprayberry's partner representative to the Company, all of the partners of Sprayberry Barnes Marietta &
Luttrell have become shareholders of Mayer Hoffman
McCann P.C.

Sprayberry Barnes Marietta & Luttrell's reports on the
Company's financial statements for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recently completed fiscal years, and through the date of Sprayberry`s
January 6, 2003 resignation, there were no disagreements between the Company and Sprayberry on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which, if not resolved to Sprayberry's satisfaction, would have caused the firm to make reference to the subject matter in connection with its reports on the Company's consolidated financial statements for either such fiscal year or for any reporting period since the Company's last fiscal year-end. During the Company's two most recently completed fiscal years, and through the date of Sprayberry's resignation, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has engaged Mayer Hoffman McCann as the
Company's new independent auditor and certifying accountant to audit the Company's financial statements for the year ending December 31, 2002. During the fiscal years ended December 31, 2001 and 2000, and through the date leading up to the engagement of Mayer
Hoffman McCann, the Company did not consult Mayer
Hoffman McCann with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items
304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided Sprayberry with a copy of the foregoing disclosures and requested that the firm furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether
Sprayberry agrees with such disclosures. A copy of such letter, dated January 6, 2003, is filed as Exhibit A to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

(a) and (b) Not Applicable.

(c) A.  Letter from Sprayberry Barnes Marietta &
Luttrell




SIGNATURES

Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


REED'S, INC.





Date: January 9, 2003 By

/s/ Christopher J. Reed
_____________________________________________
Christopher Reed, President and Chief Financial
Officer

[Sprayberry, Barnes, Marietta & Luttrell letterhead]

Sprayberry, Barnes, Marietta & Luttrell
Certified Public Accountants

January 6, 2003

Securities and Exchange Commission
450 5th Street
Washington, D.C. 20549

Re:  Reed's, Inc.

We have read the statements that we understand Reed's, Inc. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors.
We agree with such statements made regarding our firm.

Sincerely,



Sprayberry, Barnes, Marietta & Luttrell